MAINSTAY VP FUNDS TRUST

MainStay VP Janus Henderson Balanced Portfolio

(the “Portfolio”)

Supplement dated December 20, 2019 (“Supplement”) to the

Summary Prospectuses and Prospectuses, each dated May 1, 2019, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectuses and Prospectuses.

1.	Effective immediately, Michael Keough will join the portfolio management team for the Portfolio.

2.	Effective December 31, 2019, Darrell Watters will no longer serve as a portfolio manager for the Portfolio. All references to Mr. Watters will be deleted at that time.

3.	Effective February 1, 2020, Mayur Saigal will no longer serve as a portfolio manager for the Portfolio. All references to Mr. Saigal will be deleted at that time. Effective February 1, 2020, Greg Wilensky will join the portfolio management team for the Portfolio.

Except for these changes, the portfolio management team for the Portfolio will remain the same.

4.	The table in the sections entitled “Management” of the Prospectuses and Summary Prospectuses with respect to the Portfolio is amended to include:

a.	Effective immediately:
Janus Capital Management LLC	Michael Keough, Portfolio Manager	Since December 2019

b.	Effective February 1, 2020:
Janus Capital Management LLC	Greg Wilensky, Director and Lead Portfolio Manager	Since February 2020

5.	In the section of the Prospectuses entitled “The Fund and its Management,” the subsection entitled “Portfolio Manager Biographies” is amended to include the following:

a.	Effective immediately:
Michael Keough	Mr. Keough has managed the MainStay VP Janus Henderson Balanced Portfolio since December 2019. He is a portfolio manager at Janus Henderson Investors responsible for co-managing the Core Plus, U.S. Corporate Credit, Global Investment Grade, Intermediate Fixed Income and Long Duration strategies. Mr. Keough has been a portfolio manager across these strategies since 2013 after joining Janus Henderson in 2006. Prior to his investment management career, he served as a captain in the United States Air Force working as a defense acquisition officer. Mr. Keough received his BS degree in business management from the United States Air Force Academy, where he was recognized as a Distinguished Graduate in the management department. He has been in the financial services industry since 2006.

b.	Effective February 1, 2020:
Greg Wilensky	Mr. Wilensky has managed the MainStay VP Janus Henderson Balanced Portfolio since February 2020. He joined in 2020 from Alliance Bernstein, where he served as the Director and Lead Portfolio Manager of Alliance Bernstein’s US Multi-Sector Fixed Income team since 2007. He was also responsible for Alliance Bernstein’s US Inflation-Linked Fixed Income portfolios since 1999 and Alliance Bernstein’s stable value investments business since 1998. He co-chaired meetings on the Securitized Asset and Liquid Markets research. Prior to joining Alliance Bernstein in 1996, he was a treasury manager in the Corporate Finance Group at AT&T. Wilensky holds a BS in business administration from Washington University and an MBA from the University of Chicago. He is also a member of the CFA® Society New York and a CFA® charterholder.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.